Exhibit 23.1
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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-10017) pertaining to the ACT Teleconferencing, Inc. Stock Option Plan of 1991, of our report dated February 20, 1998, with respect to the consolidated financial statements of ACT Teleconferencing, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1997.



                                                   ERNST & YOUNG LLP


Denver, Colorado
March 19, 1998

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